                                                                    EXHIBIT 10.1



                        AMENDMENT AGREEMENT NUMBER THREE
                         TO LOAN AND SECURITY AGREEMENT


        THIS AMENDMENT AGREEMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of May 1, 2000, is entered into between U.S. BANK NATIONAL ASSOCIATION, FORMERLY KNOWN AS SANTA MONICA BANK ("Bank"), on the one hand, and INTERVISUAL BOOKS, INC., a California corporation ("IBI"), and FAST FORWARD MARKETING, INC., a California corporation formerly known as FFM ACQUISITION CORP. ("FFM"), on the other hand, and amends that certain Loan and Security Agreement, dated as of May 12, 1999, between Bank and Borrower, as amended by that certain Amendment Agreement Number One to Loan and Security Agreement, dated as of September 30, 1999, and as further amended by that certain Amendment Agreement Number Two to Loan and Security Agreement, dated as of November 17, 1999 (collectively, the "Agreement"). IBI and FFM are sometimes individually and collectively referred to as "Borrower." All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern. This Amendment is entered into in light of the following facts:

                                    RECITALS

        WHEREAS, Borrower has requested that Bank extend the maturity date of the Agreement to May 1, 2001;

        WHEREAS, Bank has agreed to honor Borrower's request on the condition that Borrower agree to amend certain financial covenants as set forth in this Amendment.

        NOW, THEREFORE, the parties agree as follows:

        1. The Agreement shall be amended by deleting Section 1.27 and replacing it with a new Section 1.27 as follows:

               1.27 "Note" means that certain Amended and Restated Secured Promissory Note, dated as of May 1, 2000, in the original principal amount of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) executed by Borrower to the order of Bank, and any renewals, amendments, restatements or extensions of such Amended and Restated Secured Promissory Note.

        2. The Agreement shall be amended by deleting Section 7.10 and replacing it with a new Section 7.10 as follows:

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                      7.10 Financial Covenants. Borrower shall be in compliance
               with the following financial covenants which shall be measured on a quarterly basis:

                      A. A Debt to Tangible Effective Net Worth Ratio of not more than the following:

                      Time Period                         Maximum Ratio
                      -----------                         -------------
                      As of March 31, 2000                1.80 to 1.0
                      As of June 30, 2000                 1.85 to 1.0
                      As of September 30, 2000            2.35 to 1.0
                      As of December 31, 2000             1.80 to 1.0
                      As of March 31, 2001                1.80 to 1.0

                      B. Working Capital of not less than the following:

                      Time Period                         Minimum Amount
                      -----------                         --------------
                      As of March 31, 2000                $400,000
                      As of June 30, 2000                 <$200,000>
                      As of September 30, 2000            $400,000
                      As of  December 31, 2000            $900,000
                      As of March 31, 2001                $500,000

                      C. Tangible Net Worth of not less than the following:

                      Time Period                         Minimum Amount
                      -----------                         --------------
                      As of March 31, 2000                $4,500,000
                      As of June 30, 2000                 $4,200,000
                      As of September 30, 2000            $4,600,000
                      As of December 31, 2000             $5,000,000
                      As of March 31, 2001                $4,500,000

        3. Borrower shall execute and deliver to Bank the Amended and Restated Secured Promissory Note, dated as of May 1, 2000, in the original principal amount of $2,500,000, and in the form of Exhibit A attached hereto (the "New Note"). Upon the Bank's receipt of the New Note, properly executed by Borrower, Bank shall deliver to Borrower the Amended and Restated Secured Promissory Note, in the amount of $2,500,000, dated November 17, 1999, executed by Borrower to Bank in accordance with the Agreement, marked "paid by substitution."



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        4. This Amendment shall be deemed effective as of the date first hereinabove written. Except as specifically amended herein, the Agreement shall remain in full force and effect without any other changes, amendments or modifications.

               IN WITNESS WHEREOF, Bank and Borrower have executed this
Amendment.


                                        INTERVISUAL BOOKS, INC.,
                                        a California corporation


                                        By    /s/ DAN P. REAVIES
                                           -------------------------------------
                                        Title:  CFO/EVP
                                              ----------------------------------


                                        FAST FORWARD MARKETING, INC.,
                                        a California corporation


                                        By   /s/ DAN P. REAVIES
                                           -------------------------------------
                                        Title:  President
                                              ----------------------------------


                                        U.S. BANK NATIONAL ASSOCIATION


                                        By   /s/ JOEL EVERITT
                                           -------------------------------------
                                        Title:  Vice President
                                              ----------------------------------



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                          ACKNOWLEDGMENT BY GUARANTORS


        The undersigned acknowledge that Borrower and Bank are currently entering into that certain Amendment Agreement Number Three to Loan and Security Agreement (the "Amendment"). The undersigned hereby consent to the terms of the Amendment and agree and acknowledge that their respective Continuing Guaranties, dated as of May 12, 1999, executed by the undersigned in favor of Bank (collectively, the "Guaranties"), are currently in full force and effect and that they shall continue to guaranty the Obligations of Borrower owing to Bank in accordance with the terms of the Guaranties.


                                        /s/  WALDO H. HUNT
                                        ----------------------------------------
                                        Waldo H. Hunt, an individual


                                        /s/  WALDO H. HUNT
                                        ----------------------------------------
                                        Waldo H. Hunt, an individual, as trustee
                                        of the Hunt Family Trust



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